                                                                Exhibit 10(d)(8)

                               EIGHTH AMENDMENT
                                    TO THE
                        ICF KAISER INTERNATIONAL, INC.
                                RETIREMENT PLAN


     WHEREAS, the ICF Kaiser International, Inc. Retirement Plan (hereinafter referred to as the "Plan") was established effective August 1, 1971; and

     WHEREAS, the Plan was most recently restated effective January 1, 1996, by ICF Kaiser International, Inc. (currently known as Kaiser Group International, Inc. and hereinafter referred to as the "Company"); and

     WHEREAS, the restated Plan was amended subsequently on seven occasions; and

     WHEREAS, the Company desires to amend the Plan to provide for full vesting;

     NOW, THEREFORE, effective as of June 1, 2000, Article III of the Plan is hereby amended by the addition of Section 3.8 at the end thereof to provide as follows:

          3.8  Full Vesting.  Notwithstanding any other provision of the Plan to
               ------------
     the contrary, effective as of June 1, 2000, each Participant shall be fully vested in his Account.


          Executed this  8th day of June, 2000.
                        ----

                           KAISER GROUP INTERNATIONAL, INC.
                           (formerly known as ICF Kaiser International, Inc.)


                           By:   /s/ James J. Maiwurm
                              --------------------------------
                           Title: Chief Executive Officer